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                                                                    EXHIBIT 32.1

                 CERTIFICATION OF JANICE P. ANDERSON PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Onyx Software Corporation (the Company) on Form 10-Q for the period ended September 30, 2004, as filed with the Securities and Exchange Commission (the Report), I, Janice P. Anderson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2004

By: /s/ Janice P. Anderson
    -----------------------------------
             Janice P. Anderson
          Chief Executive Officer,
    President and Chairman of the Board